LETTER OF TRANSMITTAL

FS MVP PRIVATE MARKETS FUND

EXHIBIT C

LETTER OF TRANSMITTAL

Regarding Shares in

FS MVP PRIVATE MARKETS FUND

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

THIS LETTER OF TRANSMITTAL MUST BE

RECEIVED BY SS&C GIDS, INC.

BY DECEMBER 6, 2024.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 4:00 P.M., EASTERN TIME, ON DECEMBER 6, 2024,

UNLESS THE OFFER IS EXTENDED.

Complete This Letter Of Transmittal And Return To:

SS&C GIDS, Inc.

PO Box 219045, Kansas City, Missouri, 64121-9045

Attention: Tender Offer Administrator

Phone: (877) 628-8575

Fax: (833) 949-2830

Letter of Transmittal Page 1 of 6

FS MVP PRIVATE MARKETS FUND

Ladies and Gentlemen:

The undersigned hereby tenders to FS MVP Private Markets Fund, a closed-end, non-diversified management investment company organized as a statutory trust under the laws of the State of Delaware (the “Fund”), some or all of the shares of beneficial interest in the Fund (the “Shares”) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated November 1, 2024 (the “Offer”), receipt of which is hereby acknowledged, and in this Letter of Transmittal. THE OFFER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the Shares tendered pursuant to this Letter of Transmittal. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Fund will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Fund may not be required to purchase the Shares tendered hereby.

The initial payment of the purchase amount for the Shares tendered by the undersigned will be made by wire transfer of the funds to an account designated by the undersigned in this Letter of Transmittal. Any Final Payment of cash due will also be made by wire transfer of the funds to the undersigned’s account as provided herein.

The undersigned recognizes that the amount of the initial payment of the purchase amount for Shares will be based on the unaudited value of the Fund as of December 31, 2024, subject to an extension of the Offer as described in Section 8 of the Offer and less any early repurchase fee relating to such Shares. The Final Payment will be payable in full no later than 5 business days following the completion of the Fund’s next annual audit. It is anticipated that the annual audit of the Fund’s financial statements will be completed no later than 60 days after the fiscal year-end of the Fund.

All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer, this tender is irrevocable.

PLEASE FAX OR MAIL TO:

FS MVP PRIVATE MARKETS FUND, C/O

SS&C GIDS, INC.

PO BOX 219045, KANSAS CITY, MISSOURI, 64121-9045

ATTENTION: TENDER OFFER ADMINISTRATOR.

FOR ADDITIONAL INFORMATION:

PHONE: (877) 628-8575 OR

FAX: (833) 949-2830

Letter of Transmittal Page 2 of 6

LETTER OF TRANSMITTAL

FS MVP PRIVATE MARKETS FUND

REPURCHASE REQUEST FORM

Valuation Date: December 31, 2024

Initial Notice Due Date: 4:00 p.m. ET, December 6, 2024

All sections must be fully completed in order to process your request.

For delivery by regular mail:	For delivery by registered, certified or express mail
FS MVP Private Markets Fund	by overnight courier or by personal delivery:
C/O SS&C GIDS, Inc.	FS MVP Private Markets Fund
PO Box 219045	C/O SS&C GIDS, Inc.
Kansas City, MO 64121-9045	430 W. 7th Street, Suite 219045
Kansas City, MO 64121-9045

A. SHAREHOLDER(S) INFORMATION

Beneficial Owner(s) Information

Name		Name
Address		Address
	(street)		(street)

	(city/state)		(city/state)

	(zip)		(zip)

Social Security or Tax ID No.	Social Security or Tax ID No.

Telephone No.	Telephone No.

FS MVP Account No. (if known)

Registered Holder Information (if different than above; print name exactly as it appears on the subscription agreement or application or as indicated on the share ledger maintained by the Fund’s transfer agent)*

*	For positions registered in the name of a custodian, the signature of the custodian is required. Please ensure the custodian signs this Repurchase Request Form in the “Registered Holder Signature” block in Section E.

Name of Registered Holder
(e.g., custodian if shares are registered in the name of a custodian)

Address
	(street)	(city/state)	(zip)

Telephone No.

Letter of Transmittal Page 3 of 6

LETTER OF TRANSMITTAL

REPURCHASE REQUEST FORM

B. SHARES BEING TENDERED

Shares to be tendered:

[ ] Class A Shares	[ ] Class I Shares	[ ] Class D Shares

(if tendering more than one Share, please submit a separate form for each Share class)

[  ] All Shares owned

[  ] Partial repurchase $               or               Shares (Shares sold to net purchased amount)

Please note, if the redemption being requested is due to death of shareholder, please call (877) 628-8575 regarding any additional documents that may be required.

This FS MVP Private Markets Fund Repurchase Form is valid only in conjunction with the Repurchase Offer Notice and Repurchase Offer Terms.

C. REMITTANCE INFORMATION (select one option, if applicable)

If no option is selected, all proceeds from repurchases processed for non-custodial accounts will be remitted to the address of record for the owner(s). All proceeds from repurchases processed for custodial accounts will be remitted to the custodian of record.

HOLDBACK PAYMENTS: Holdback Payments will be delivered after the Fund’s audit is complete at the end of the Fiscal Year to the same wire instruction the tender proceeds are delivered to. If alternate payment instructions are needed for holdback, please contact the Fund at (877) 628-8575 for instructions.

[ ]	Remit payment in the name of the owner(s) to the address of the owner(s) or custodian of record, as applicable, on record with the Fund.

[ ]	Remit payment in the name of the owner(s) directly to the bank account of the owner(s) or custodian of record, as applicable, on record with the Fund. If no such bank account information is on record with the Fund, payment will be remitted in the name of the owner(s) to the address of the owner(s) or custodian of record, as applicable, on record with the Fund.

[ ]	Remit payment to, and in the name of, the following third party (signature guarantee required in Section E)

Name

Address
	(street)	(city/state)	(zip)

[ ]	Remit payment in the name of the following account holder and to the following bank account via ACH (signature guarantee required in Section E):

Bank Name

Bank Routing No.

Bank Account No.

Bank Account Holder Name

Bank Account Holder Social Security or Tax ID Number

D. COST BASIS INFORMATION (information required for tax reporting purposes)

The Fund has elected the first in, first out (FIFO) method as the default for calculating cost basis for Shares as defined in the Fund’s offering documents. If you wish to change your cost basis method, please log in to your account at www.fsinvestments.com and select “Cost Basis Options”. Alternatively, please contact the Investor Services Team at (877) 628-8575.

This FS MVP Private Markets Fund Repurchase Form is valid only in conjunction with the Repurchase Offer Notice and Repurchase Offer Terms.

Letter of Transmittal Page 4 of 6

LETTER OF TRANSMITTAL

REPURCHASE REQUEST FORM

E. SIGNATURE (all registered holders must sign)

The Signatory authorizes and instructs the Fund to make a cash payment (payable by check or by direct deposit into a bank account) of the Purchase Price for Shares accepted for purchase by the Fund, without interest thereon and less any applicable withholding taxes, to which the Signatory is entitled in accordance with the instructions in Section C “Remittance Information” above. By executing this Repurchase Request Form, the undersigned hereby delivers to the Fund in connection with the Offer to Purchase the number of Shares indicated in Section B “Number of Shares Being Tendered” above.

Note: To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Proceeds from Tax Deferred and Tax Exempt Registration Types are required to be returned to the custodian on record. If Shares are registered in the name of a custodian, the custodian of the Shares must execute this Repurchase Request Form, and the beneficial owner of the Shares hereby authorizes and directs the custodian of the Shares to execute this Repurchase Request Form.

Beneficial Owner Signature:	Beneficial Owner Signature:

Print Name of Beneficial Owner / Authorized Signer	Print Name of Beneficial Owner / Authorized Signer

Title of Signatory if Acting in a Representative Capacity	Title of Signatory if Acting in a Representative Capacity

Signature – Beneficial Owner / Authorized Signer	Signature – Beneficial Owner / Authorized Signer

Date	Date

Custodian Authorization

(Required for custodial accounts)

Signature Guarantee:*

The undersigned hereby guarantees the signature of the registered holder, or, if no registered holder is provided, the beneficial owner which appears above on this Repurchase Request Form.

Institution Issuing Guarantee:

Name

Address
(street)

	(city/state)	(zip)

Authorized Signature:

Name

Title		Date

Letter of Transmittal Page 5 of 6

LETTER OF TRANSMITTAL

REPURCHASE REQUEST FORM

*	If required by Section C “Remittance Information,” signatures on this Repurchase Request Form must be guaranteed in accordance with Rule 17Ad-15 (promulgated under the Securities Exchange Act of 1934, as amended) by an eligible guarantor institution which is a participant in a stock transfer association recognized program, such as a firm that is a member of a registered national securities exchange, a member of The Financial Industry Regulatory Authority, Inc., by a commercial bank or trust Fund having an office or correspondent in the United States or by an international bank, securities dealer, securities broker or other financial institution licensed to do business in its home country.

This FS MVP Private Markets Fund Repurchase Form is valid only in conjunction with the Repurchase Offer Notice and Repurchase Offer Terms.

Letter of Transmittal Page 6 of 6

LETTER OF TRANSMITTAL

FS MVP PRIVATE MARKETS FUND

LETTER OF TRANSMITTAL

Regarding Shares in

FS MVP PRIVATE MARKETS FUND

FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offer to Purchase

Dated November 1, 2024

Your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Letter of Transmittal for processing by

4:00 p.m., Eastern Time, on December 6, 2024, unless the Offer is extended

THIS LETTER OF TRANSMITTAL MUST BE

RECEIVED BY DECEMBER 6, 2024.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 4:00 P.M., EASTERN TIME, ON DECEMBER 6, 2024,

UNLESS THE OFFER IS EXTENDED.

Should you wish to participate in the Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

Letter of Transmittal Page 1 of 6

ML-11/2024

1

FS MVP PRIVATE MARKETS FUND

Ladies and Gentlemen:

The undersigned hereby tenders to FS MVP Private Markets Fund, a closed-end, non-diversified management investment company organized as a statutory trust under the laws of the State of Delaware (the “Fund”), some or all of the shares of beneficial interest in the Fund (the “Shares”) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated November 1, 2024 (the “Offer”), receipt of which is hereby acknowledged, and in this Letter of Transmittal. THE OFFER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the Shares tendered pursuant to this Letter of Transmittal. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Fund will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Fund may not be required to purchase the Shares tendered hereby.

The initial payment of the purchase amount for the Shares tendered by the undersigned will be made by wire transfer of the funds to an account designated by the undersigned in this Letter of Transmittal.

Any Final Payment of cash due will also be made by wire transfer of the funds to the undersigned’s account as provided herein.

The undersigned recognizes that the amount of the initial payment of the purchase amount for Shares will be based on the unaudited value of the Fund as of December 31, 2024, subject to an extension of the Offer as described in Section 8 of the Offer and less any early repurchase fee relating to such Shares. The Final Payment will be payable in full no later than 5 business days following the completion of the Fund’s next annual audit. It is anticipated that the annual audit of the Fund’s financial statements will be completed no later than 60 days after the fiscal year-end of the Fund.

All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer, this tender is irrevocable.

Instructions to Tendering Shareholder:

Please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the tender order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager. For additional information, call your Merrill Lynch Financial Advisor/Portfolio Manager. If the shareholder chooses to fax the signed Letter of Transmittal (or otherwise deliver not in original form), it should mail the original Letter of Transmittal to its Merrill Lynch Financial Advisor/Portfolio Manager promptly after it is initially delivered (although the original does not have to be received before 4:00 p.m., Eastern Time, on December 6, 2024).

Letter of Transmittal Page 2 of 6

ML-11/2024

2

Tender Offer

Signature Pages - U.S. Investors

Document No.:	Client Account No.:

These Tender Offer Request Signature Pages (or “Signature Pages”) relate to the client’s (the “Client”) redemption or repurchase request from one or more investment funds (each, a “Fund”). The term “Fund” or “Funds” as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term “Interest” refers to any unit of participation, share, or other form of interest issued by a Fund.

Registration / Client Account Details

Account registration and address

Account classification	Taxpayer identification number	Account Number

Exempt payee code

Exemption from FATCA reporting code

FATCA classifications

Letter of Transmittal Page 3 of 6

Document No.: ML-11/2024

TENDER_0523	MC-SIG-0423

Document No.:	Client Account No.:

Request Tender / Redemption Details

Fund Name:
Effective Date	Cut-off Date	Channel	Tender Type [ ] Full [ ] Partial	Units (If Partial)

Payment

Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or Private Bank, as indicated above, who will facilitate the distribution of proceeds into the Client’s account.

Signature

By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Letter of Transmittal Page 4 of 6

Document No.: ML-11/2024	2 of 4	Client Account No.:

TENDER_0523

Document No.:	Client Account No.:

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows: (a) the Social Security/ Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9); (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding; and (c) if an exemption from the Foreign Account Tax Compliance Act (FATCA) reporting was on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct.

Certification instructions.

[ ]	Check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

If one or more of the signatories listed here does not need to sign on behalf of the account, cross out their name. This does not apply to joint accounts.

Signature 1:

Signature 1	Date

Signer’s name (please print)	Title

Signature 2:

Signature 2	Date

Signer’s name (please print)	Title

Signature 3:

Signature 3	Date

Signer’s name (please print)	Title

Signature 4:

Signature 4	Date

Signer’s name (please print)	Title

Signature 5:

Signature 5	Date

Signer’s name	Title
(please print)

Letter of Transmittal Page 5 of 6

Document No.: ML-11/2024	3 of 4	Client Account No.:

TENDER_0523

Document No.:	Client Account No.:

Investment Professional Attestation

The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client’s contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es)/tranche(s) and series of Interests issued by each Fund in which the Client currentlyinvests.

Investment Professional name	Production number / PB CAI number

Investment Professional signature	Date

Letter of Transmittal Page 6 of 6

Document No.: ML-11/2024	3 of 4	Client Account No.:

TENDER_0523